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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 9, 2003

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                        (Date of earliest event reported)


                        COMMERCIAL CAPITAL BANCORP, INC.

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             (Exact name of registrant as specified in its charter)


           Nevada                       000-50126                  33-0865080
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


One Venture, 3rd Floor, Irvine, California                           92618
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(Address of principal executive offices)                           (Zip Code)


                                 (949) 585-7500

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              (Registrant's telephone number, including area code)


                                 Not Applicable

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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On April 9, 2003, Commercial Capital Bancorp, Inc. announced by press release that its mortgage banking subsidiary has been renamed from Financial Institutional Partners Mortgage Corporation to Commercial Capital Mortgage, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

         Exhibit 99.1 Press Release dated April 9, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMERCIAL CAPITAL BANCORP, INC.


                                              By: /s/ Stephen H. Gordon
                                                  ----------------------------
                                                  Stephen H. Gordon
                                                  Chairman of the Board and
                                                  Chief Executive Officer

Date:    April 9, 2003.